FORM OF COMMON STOCK CERTIFICATE

                                   EXHIBIT 4.1

          Number                                              Shares
        /---------/                                         /--------/

                                DSE FISHMAN, INC.
                             TOTAL AUTHORIZED ISSUE
                     24,000,000 SHARES PAR VALUE: $.001 EACH
                                  COMMON STOCK

This is to Certify that

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is the owner of

         fully paid and non-assessable shares of the above Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

--------------------------                       -----------------------------
      Secretary                                          President

                                DSE Fishman, Inc.

                                    CORPORATE
                                      SEAL
                                     NEVADA

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                   TEN COM - as tenants in common
                   unif gift min act- ......Custodian.........
                   TEN ENT - as tenants by the entireties (Cust (Minor)
                   JF TEN - as joint tenants with right under Uniform Gifts to of survivorship and not as Minors Act ........... tenants in common (State)

         Additional abbreviations may also be used though not in the above list

     For Value Received, ____________ hereby sell, assign and transfer unto (Please insert Social Security or Other Identifying Number of Assignee)

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(Please print or typewrite name and address, including zip code of Assignee)

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_____________________________________________________________Shares of the
capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________
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NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever